SUPPLEMENTAL OIL AND NATURAL GAS DISCLOSURES - Capitalized costs (Details) - USD ($)	Dec. 31, 2023	Dec. 31, 2022
SUPPLEMENTAL OIL AND NATURAL GAS DISCLOSURES
Proved oil and natural gas properties	$ 6,368,179	$ 5,786,425
Total proved and unproved oil and natural gas properties	6,368,179	5,786,425
Less accumulated depletion and impairment	(5,426,488)	(4,659,087)
Net capitalized cost	$ 941,691	$ 1,127,338